Exhibit 32.1

CERTIFICATION

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In

connection

with

the accompanying

Annual

Report

on Form

10-K

of Marlin

Business Services

Corp.

for

the year

ended
December 31, 2020 (the “Annual Report”), Jeffrey

Hilzinger, as Chief Executive Officer

and Michael R. Bogansky,

as Chief Financial
Officer

of

the

Company,

each

hereby

certifies,

pursuant

to

18

U.S.C.

Section

1350,

as

adopted

pursuant

to

Section

906

of

the
Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Annual Report fully complies with the requirements of Section 13(a)

of the Securities Exchange Act of 1934; and

(2) The

information contained

in the

Annual Report

fairly presents,

in all

material respects,

the financial

condition and

results of
operations of Marlin Business Services Corp.

/s/ Jeffrey Hilzinger

Jeffrey Hilzinger

Chief Executive Officer

(Principal Executive Officer)

/s/ Michael R. Bogansky

Michael R. Bogansky

Chief Financial Officer & Senior Vice

President

(Principal Financial Officer)

Date: March 5, 2021